UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2016

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 4505

45 Glover Avenue

Norwalk, Connecticut

06856-4505

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 15, 2016, the Board of Directors of Xerox Corporation (the “Company”) adopted an amendment (the “Amendment”) to the Company’s By-Laws (the “By-Laws”). The Amendment added a new Article XI to the By-Laws which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be a state or federal court located within the City and County of New York.

The foregoing summary of the Amendment is qualified in its entirety by the text of the Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to By-Laws of Xerox Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

	By:	/s/ D. H. Marshall
Date: August 15, 2016		Douglas H. Marshall Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to By-Laws of Xerox Corporation